Execution Version

Eleventh Amendment to Credit Agreement

This Eleventh Amendment to Credit Agreement (this “Eleventh Amendment”) dated as of December 17, 2024, is among Crescent Energy Finance LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, the Fifth Amendment to Credit Agreement, dated as of July 3, 2023, the Sixth Amendment to Credit Agreement, dated as of December 13, 2023, the Seventh Amendment to Credit Agreement, dated as of April 10, 2024, the Eighth Amendment to Credit Agreement, dated as of May 24, 2024, the Ninth Amendment to Credit Agreement, dated as of June 14, 2024, the Tenth Amendment to Credit Agreement, dated as of July 30, 2024, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto (which constitute 100% of the Lenders) have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Eleventh Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Eleventh Amendment refer to sections, exhibits and schedules of the Credit Agreement.
Section 2.Amendments to the Credit Agreement on the Eleventh Amendment Effective Date. Subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the Eleventh Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.

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(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
“Aggregate Elected Commitment Amount” means the sum of the Elected Commitment Amounts of all of the Lenders. The Aggregate Elected Commitment Amount as of the Eleventh Amendment Effective Date is $2,000,000,000.

“Aggregate Maximum Credit Amount” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be increased, reduced or terminated from time to time in connection with an optional increase of the Aggregate Maximum Credit Amount pursuant to Section 2.16(a) or a termination or reduction of the Aggregate Maximum Credit Amount pursuant to Section 4.2. The Aggregate Maximum Credit Amount as of the Eleventh Amendment Effective Date is $3,000,000,000.

“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and the Eleventh Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.

“Applicable Margin” shall mean, for any day, with respect to:

(a)    any ABR Revolving Loan, Term SOFR Revolving Loan or Daily Simple SOFR Revolving Loan, as the case may be, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	< 30%	≥ 30% but <60%	≥ 60% but <80%	≥ 80% but <90%	≥ 90%
Term SOFR Revolving Loans or Daily Simple SOFR Revolving Loans	2.00%	2.25%	2.50%	2.75%	3.00%
ABR Revolving Loans	1.00%	1.25%	1.50%	1.75%	2.00%
Commitment Fee Rate	0.375%	0.375%	0.50%	0.50%	0.50%

Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and
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ending on the date immediately preceding the effective date of the next such change; and

(b)any Term Loan, the rate per annum as set forth in the Term Loan Amendment for such Term Loan.
“Elected Commitment Amount” shall mean, (a) with respect to each Revolving Lender as of the Eleventh Amendment Effective Date, the amount set forth opposite such Revolving Lender’s name on Schedule 1.1(a) as such Revolving Lender’s “Elected Commitment Amount” and (b) in the case of any Person that becomes a Revolving Lender after the Eleventh Amendment Effective Date, the amount specified as such Revolving Lender’s “Elected Commitment Amount” in the Assignment and Acceptance or in the Incremental Agreement pursuant to which such Revolving Lender assumed a portion of the Total Revolving Commitment, in each case as the same may be changed from time to time pursuant to the terms of this Agreement.

“Revolving Lenders” shall mean the Persons listed as “Revolving Lenders” on Schedule 1.1(a) as of the Eleventh Amendment Effective Date, and any other Person that shall have become a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to Section 2.16 or pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto with a Revolving Commitment and/or any Revolving Loan pursuant to an Assignment and Acceptance.

(c)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Eleventh Amendment” shall mean that certain Eleventh Amendment to Credit Agreement, dated as of December 17, 2024, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Eleventh Amendment Effective Date” has the meaning assigned to such term in the Eleventh Amendment.

2.2Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)Eleventh Amendment Borrowing Base. For the period from and including the Eleventh Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to $2,600,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions.
2.3Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during
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the period commencing on the Eighth Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2024 Scheduled Redetermination, in an aggregate principal amount of up to $1,000,000,000” contained therein with the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Eleventh Amendment Effective Date and ending on the Scheduled Redetermination Date for the April 1, 2025 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000”.
2.4Amendment to Schedule 1.1(a). Schedule 1.1(a) is hereby amended and restated in its entirety to read as set forth on the Amended Schedule 1.1(a).
Section 3.Conditions Precedent to Eleventh Amendment Effective Date. This Eleventh Amendment shall become effective on the date (such date, the “Eleventh Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
3.1Amendment. The Administrative Agent shall have received from each of the Lenders and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Eleventh Amendment signed on behalf of such Persons.
3.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Eleventh Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3No Event of Default. After giving effect to the terms of this Eleventh Amendment, no Event of Default shall have occurred and be continuing as of the Eleventh Amendment Effective Date.
The Administrative Agent is hereby authorized and directed to declare the Eleventh Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Eleventh Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 4.Miscellaneous.
4.1Confirmation.  The provisions of the Credit Agreement, as amended by this Eleventh Amendment, shall remain in full force and effect following the Eleventh Amendment Effective Date.
4.2Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and the Guarantors hereby: (a) acknowledges the terms of this Eleventh Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each
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reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Eleventh Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Eleventh Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Event of Default has occurred and is continuing.
4.3Counterparts.  This Eleventh Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
4.4No Oral Agreement.  This Eleventh Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
4.5GOVERNING LAW.  THIS ELEVENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6Severability.  Any provision of this Eleventh Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.7Successors and Assigns.  This Eleventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.8Credit Document. This Eleventh Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President
GUARANTORS:
INDEPENDENCE MINERALS HOLDINGS LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO MINERALS LLC
CMP LEGACY CO. LLC
CRESCENT UINTA, LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
RENEE HOLDING GP LLC
CRESCENT CONVENTIONAL LLC
CMP VENTURE CO. LLC
CRESCENT GLADIATOR LLC
CRESCENT ENERGY MIDLAND SERVICES LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

COLT ADMIRAL A HOLDING L.P. By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
CRESCENT EFA GP LLC
CRESCENT PALO VERDE GP LLC
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
NEWARK ACQUISITION GP I LLC
NEWARK HOLDING AGENT CORP.
CRESCENT ENERGY MARKETING, LLC
JAVELIN EF GP LLC
EIGF MINERALS GP LLC
CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
JAVELIN VENTURECO, LLC
FOURPASS ENERGY LLC
CONTANGO CRESCENT RENEE LLC
MADDEN ASSETCO LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT PALO VERDE LP By: Crescent Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT EF AGGREGATOR L.P. NEWARK C-I HOLDING L.P. CRESCENT PALO VERDE AGGREGATOR L.P. By: Crescent EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

Title: Authorized Person
INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President
INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CONTANGO CRESCENT VENTURECO I LLC
IE L MERGER SUB LLC
CONTANGO AGENTCO ONSHORE, INC.
[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

MADDEN AGENTCO INC.
ARTEMIS MERGER SUB II LLC
SILVERBOW AGENTCO INC.
SILVERBOW RESOURCES OPERATING, LLC

By:     /s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, L.P. By: Independence Minerals GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall Title: Vice President

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Paige Ebanks Name: Paige Ebanks Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ George McKean Name: George McKean Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Greg Krablin Name: Greg Krablin Title: Director

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Aaron McLean Name: Aaron McLean Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Lyle Levy Name: Lyle Levy Title: Director

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:     /s/ Scott W. Danvers
Name:    Scott W. Danvers
Title: Authorized Signatory

By:     /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]

LENDER:	REGIONS BANK, as a Lender By: /s/ Katie Hammons Name: Katie Hammons Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Eleventh Amendment to Credit Agreement]